[CONFORMED COPY]


                                     WAIVER



                                                                   June 30, 1999

Iomega Corporation
1821 West Iomega Way
Roy, Utah 84067
Attention:     Tracy Welch
               Senior Director, Treasurer

Dear Sirs:

         We refer to the Amended and Restated Credit Agreement dated as of July 15, 1998, as amended by Amendment No. 1 dated as of January 29, 1999 and Amendment No. 2 dated as of June 15, 1999 (the "Credit Agreement"), among Iomega Corporation, the banks party thereto, Citibank, N.A., as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent. Terms defined in the Credit Agreement are used herein as therein defined.

          The undersigned hereby waive the provisions of Section 5.13 for the four consecutive fiscal quarters ended June 30, 1999, provided that Consolidated EBITDA for such period is at least $85,000,000.

         This Waiver shall be governed by and construed in accordance with the laws of the State of New York. It shall become effective when the Documentation Agent shall have received counterparts hereof signed by you and the Required Banks.

                                            Very truly yours,

                                            CITIBANK, N.A.


                                       By:    /s/  J. Robert Cotton
                                              --------------------------
                                       Name:    J. Robert Cotton
                                       Title:   Vice President

                                       MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                       By:    /s/  Unn Boucher
                                              --------------------------
                                       Name:    Unn Boucher
                                       Title:   Vice President


                                       FLEET NATIONAL BANK


                                       By:
                                              --------------------------
                                       Name:
                                       Title:


                                       BANK OF AMERICA NATIONAL
                                       TRUST AND SAVINGS BANK

                                       By:    /s/  Kevin Mc Mahon
                                              --------------------------
                                       Name:    Kevin Mc Mahon
                                       Title:   Managing Director


                                       FIRST SECURITY BANK, N.A.


                                       By:    /s/  Taft G. Meyer
                                              --------------------------
                                       Name:    Taft G. Meyer
                                       Title:   Vice President


                                       KEYBANK NATIONAL ASSOCIATION


                                       By:    /s/  Mary K. Young
                                              --------------------------
                                       Name:    Mary K. Young
                                       Title:   Assistant Vice President

                                       ABN AMRO BANK N.V.


                                       By:    /s/  Jamie Dillon
                                              --------------------------
                                       Name:    Jamie Dillon
                                       Title:   Vice President

                                       By:    /s/  Mathew Harvey
                                       Name:    Mathew Harvey
                                       Title:   Vice President


                                       THE SUMITOMO TRUST & BANKING CO., LTD.



                                       By:
                                              --------------------------
                                       Name:
                                       Title:


                                       THE NORTHERN TRUST COMPANY


                                       By:    /s/  Patrick J. Connelly
                                              --------------------------
                                       Name:    Patrick J. Connelly
                                       Title:   Vice President


                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:    /s/  Cecil Chinery
                                              --------------------------
                                       Name:    Cecil Chinery
                                       Title:   Vice President


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:    /s/  Glenn Leyrer
                                              --------------------------
                                       Name:    Glenn Leyrer
                                       Title:   Vice President

The Borrower hereby acknowledges receipt, and consents to the provisions, of this Waiver.

                                       IOMEGA CORPORATION


                                       By:      /s/ Tracy M. Welch
                                                ------------------------
                                       Name:    Tracy M. Welch
                                       Title:   Senior Director, Treasurer